                                                                   EXHIBIT 10.1

                                                              EXECUTION COPY




                             EXCLUSIVE LICENSE AGREEMENT
                                      AMONG
                              GLAXO GROUP LIMITED,
                           THE WELLCOME FOUNDATION LIMITED,
                                GLAXO WELLCOME INC.,
                                  EMORY UNIVERSITY
                                       AND
                          TRIANGLE PHARMACEUTICALS, INC.

                         EXCLUSIVE LICENSE AGREEMENT


      THIS AGREEMENT is made and entered into as of this 6th day of May, 1999, by and among GLAXO GROUP LIMITED, a company organized and existing under the laws of England and having its registered office at Glaxo Wellcome House, Berkeley Avenue, Greenford, Middlesex, UB6 ONN, United Kingdom, THE WELLCOME FOUNDATION LIMITED, a company organized and existing under the laws of England and having its registered office at Glaxo Wellcome House, Berkeley Avenue, Greenford, Middlesex, UB6 ONN, United Kingdom, together with GLAXO WELLCOME INC., a corporation organized and existing under the laws of the State of North Carolina and having its principal place of business at Five Moore Drive, Research Triangle Park, North Carolina 27709 (hereinafter collectively referred to as "GW"), EMORY UNIVERSITY, a Georgia non-profit corporation with offices at 1380 South Oxford Road, N.E., Atlanta, Georgia 30322 (hereinafter referred to as "EMORY") and TRIANGLE PHARMACEUTICALS,
INC., a corporation organized and existing under the laws of the State of Delaware and having its principal place of business located at 4 University Place, 4611 University Drive, Durham, North Carolina 27707 (hereinafter referred to as "TRIANGLE").


                                   WITNESSETH:

      WHEREAS, GW owns certain patents and patent applications covering the use of the compound FTC (as hereinafter defined), certain technology regarding the compound FTC, and a certain quantity of FTC Drug Substance (as hereinafter defined);

      WHEREAS, Emory is the owner of certain patents and patent applications covering the compound FTC, and is the owner of certain technology regarding the compound FTC;

      WHEREAS, Triangle and Emory have entered into a License Agreement, dated as of April 17, 1996, pursuant to which Emory has granted to Triangle the exclusive rights under certain patents and patent applications which contain claims covering the compound FTC and its use; and

      WHEREAS, Emory and its licensee, Triangle, are developing FTC for use in the Field (as hereinafter defined) and in certain territories;

      NOW, THEREFORE, for and in consideration of the mutual covenants and the premises herein contained, the parties, intending to be legally bound, hereby agree as follows.

                              ARTICLE 1. DEFINITIONS


      The following terms as used herein shall have the following meanings:

      1.1 "AFFILIATE" shall mean any corporation or non-corporate business entity which controls, is controlled by, or is under common control with, a party to this Agreement. A corporation or non-corporate business entity shall be regarded as in control of another corporation if it owns, or directly or indirectly controls, at least [***] ([***]%) percent of the voting stock of the other corporation, or (a) in the absence of the ownership of at least [***] ([***]%) percent of the voting stock of a corporation or (b) in the case of a non-corporate business entity or non-profit corporation, if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation or non-corporate business entity, as applicable. For the avoidance of doubt, it is agreed that Glaxo Wellcome plc is an Affiliate of GW.

      1.2 "AGREEMENT" or "LICENSE AGREEMENT" shall mean this Agreement, including all APPENDICES attached to this Agreement.

      1.3  "DOLLARS" shall mean United States dollars.

      1.4 "EFFECTIVE DATE" shall mean the date first set forth above or such later date, if any, that all the conditions set forth in Article 9 have been satisfied or, if applicable, waived.

      1.5 "EMORY/TRIANGLE LICENSE AGREEMENT" shall mean the License Agreement between Emory and Triangle, dated as of April 17, 1996, pursuant to which Emory has granted to Triangle exclusive rights under certain patents and patent applications relating to FTC, as may, from time to time, be amended by Emory and Triangle.

      1.6 "FDA" shall mean the United States Food and Drug Administration or any successor entity.

      1.7 "FIELD" shall mean the prevention and treatment of disease in humans arising from infection by the human immunodeficiency virus (HIV) and/or hepatitis B virus (HBV).

      1.8 "FIRST COMMERCIAL SALE" shall mean the date, after approval by the relevant regulatory authority, on which Emory or an Affiliate, or a Sublicensee (including, but not limited to Triangle or its Affiliates and Sublicensees or any Triangle Marketing Collaborator), or assignee first transfers title to a Licensed Product to a third party for monetary consideration.

      1.9  "FTC" shall mean the (-)-enantiomer of
cis-4-amino-5-fluoro-1-[2-(hydroxymethyl)-1, 3-oxathiolan-5-yl]
-2(1H)-pyrimidinone, also known as (2R,cis)
-4-amino-5-fluoro-1-[2-(hydroxymethyl)-1,3-oxathiolan-5-yl]
-2(1H)-pyrimidinone.

      1.10 "FTC DRUG SUBSTANCE" shall mean such quantity of FTC, not less than [***] in GW's possession as of the date first set forth above.


***Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the omission.

      1.11 "GW" shall mean Glaxo Group Limited, The Wellcome Foundation Limited and Glaxo Wellcome Inc.

      1.12 "GW COMPOUNDS" shall mean all compounds with respect to which GW owns or is exclusively licensed under a patent claim to:

                 (i)   the compound per se, or
                 (ii)  a pharmaceutical composition containing it, or
                 (iii) its use to treat infections caused by HBV or HIV,

other than in combination with another active ingredient.

For the avoidance of doubt, the parties agree that:

      (a) any combination of compounds not including the Licensed Compound, but including a compound that is manufactured for commercial sale, sold or marketed by GW or its Affiliates, and

      (b) a combination containing Licensed Compound and any compound manufactured for commercial sale, sold or marketed by GW or its Affiliates,

which combination is covered by a claim in a patent or patent application owned or controlled by GW is and shall remain a GW Compound until the expiration of such patent claim.

      1.13 "HSR ACT" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and all regulations and rules promulgated thereunder.

      1.14 "INDEMNITEES" shall mean (a) in the case of the indemnity set forth in Sections 11.1 and 11.2, GW, its Affiliates, and their respective directors, officers and employees; (b) in the case of the indemnity set forth in Section 11.3, Emory, its Affiliates, Sublicensees, and their respective directors, officers and employees; and (c) in the case of the Indemnitees referenced in Section 11.4, the parties identified in Sections 11.1, 11.2 and 11.3, as applicable.

      1.15 "LICENSED COMPOUND" shall mean (a) the compound with the chemical name of 4-amino-5-fluoro-1-[2-(hydroxymethyl)-1, 3-oxathiolan-5-yl]-2(1H)- pyrimidinone and shall be construed to include each isomer or polymorph thereof, either separately or as part of a mixture; or (b) any salts, esters and N-alkylated derivatives of any of the foregoing, or (c) FTC.

      1.16 "LICENSED PATENTS" shall mean the patents and patent applications identified in APPENDIX A attached hereto and made a part hereof, together with any and all substitutions, extensions, divisionals, continuations, continuations-in-part, renewals, supplementary protection certificates or foreign counterparts of such patents and patent applications which issue thereon, anywhere in the world, including reexamined and reissued patents.

      1.17 "LICENSED PRODUCT(S)" shall mean any pharmaceutical product suitable for use in humans containing one or more Licensed Compounds as active ingredients, alone or in combination with other active ingredients.

      1.18 "LICENSED TECHNOLOGY" shall mean (a) the data, information, reports, and other know-how, whether patented or not, listed on APPENDIX B attached hereto and made a part hereof and (b) those regulatory filings relating to Licensed Compound referred to in Section 8.4 hereof.

      1.19 "LICENSED TERRITORY" shall mean the world.

      1.20 "MAJOR MARKET COUNTRY" shall mean any of the [***]

      1.21 "MARKETING COLLABORATOR" shall mean any entity or party with whom Triangle (or Emory or any Emory Sublicensee) has a marketing arrangement with respect to the marketing, sale, promotion or detail of Licensed Products, including but not limited to co-marketing or co-promotion arrangements.

      1.22 "MINOR MARKET COUNTRY" shall mean any country of the Territory which is not specifically included in the definition of Major Market Country.

      1.23 "NET SALES" shall mean:

      (a) in the case of Licensed Product(s) which contain as their sole active ingredient a Licensed Compound the proceeds of the sales of such Licensed Product(s) sold by Emory, its Affiliates and Sublicensees (including but not limited to Triangle or Triangle's Affiliates, Sublicensees or any Triangle Marketing Collaborator) to third parties for use in the Field less all normal and customary trade and quantity discounts, allowances, rebates (including those paid to third party payors) and credits granted to third parties on a country by country basis in the Licensed Territory, returns, retroactive price reductions in lieu of returns and free replacements actually granted to such third parties and taxes applicable to the use or sale of Licensed Product(s) which Emory, its Affiliates and Sublicensees (including but not limited to Triangle, its Affiliates, Sublicensees or any Triangle Marketing Collaborator) have to pay or absorb on such use or sale on a country by country basis in the Licensed Territory; or

      (b) in the case of Licensed Products which contain as their active ingredients both a Licensed Compound and one or more other compounds (a "COMBINATION PRODUCT") the proceeds of the sales of Combination Product(s) sold by Emory its Affiliates and Sublicensees (including but not limited to Triangle or Triangle's Affiliates, Sublicensees or any Triangle Marketing Collaborator) to third parties for use in the Field less all normal and customary trade and quantity discounts, allowances, rebates (including those paid to third party payors) and credits granted to third parties on a country by country basis in the Licensed Territory, returns, retroactive price


***Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the omission.

reductions in lieu of returns and free replacements actually granted to such third parties and taxes applicable to the use or sale of Combination Product(s) which Emory, its Affiliates and Sublicensees (including but not limited to Triangle, its Affiliates, Sublicensees or any Triangle Marketing Collaborator) have to pay or absorb on such use or sale on a country by country basis in the Licensed Territory multiplied by a fraction the numerator of which shall be the price at which Licensed Product is sold alone in the quantity included in the Combination Product in a given country and the denominator of which is the price of the Combination Product in such country. In the event that the numerator of the formula referred to in the preceding sentence cannot be determined due to the fact that a value for the Licensed Product sold alone is not available in such country, then the numerator of the formula shall be the simple average of the prices (in effect with respect to the period for which royalties are being calculated hereunder) at which Licensed Products are sold alone in the quantity included in the Combination Product in all other countries of the Licensed Territory. In the event that no Licensed Products are sold alone in any country of the Licensed Territory, the parties shall negotiate in good faith a formula with respect to the calculation of Net Sales for Combination Products.

      1.24 "REGISTRATION" shall mean, in relation to any Licensed Product, such approvals by the regulatory authorities in a given country (including, where applicable, pricing approvals) as may be legally required before such Licensed Product may be commercialized in such country.

      1.25 "SETTLEMENT AGREEMENT" shall mean that certain settlement agreement, by and among Glaxo Wellcome plc, Glaxo Wellcome Inc., Emory, Triangle and Dr. David W. Barry, providing for the settlement, release and dismissal of Civil Action 1:96-CV-1754-GET and all related claims, and the claims of Dr. David W. Barry.

      1.26 "SUBLICENSEE" shall mean and refer to any party to whom Emory licenses or sublicenses any of the rights granted by GW to Emory hereunder in accordance with Section 2.2 hereof, including but not limited to Triangle. Sublicensee shall also mean and refer to any party to whom Triangle licenses or sublicenses any of the rights granted by GW to Emory hereunder, and subsequently sublicensed to Triangle pursuant to the terms of the Emory/Triangle License Agreement.

      1.27 "VALID CLAIM" shall mean (a) an issued claim of any unexpired patent included among the Licensed Patents, or (b) a pending claim of any pending patent application included among the Licensed Patents, which has not been held unenforceable, unpatentable or invalid by a decision of a court or governmental body of competent jurisdiction, and which decision is unappealable or unappealed within the time allowed for appeal, which has not been rendered unenforceable through disclaimer or otherwise or which has not been lost through an interference or opposition proceeding (and which proceeding is unappealable or unappealed within the time allowed for appeal).

                           ARTICLE 2.  GRANT OF LICENSES


      2.1A GRANT OF LICENSED PATENTS TO EMORY. Subject to Section 2.3 below, GW and its Affiliates hereby grant to Emory the exclusive right and license to practice, with the right to sublicense, the Licensed Patents to develop, make, have made, use, import, offer for sale and sell Licensed Products in the Field within the Licensed Territory. For the avoidance of doubt, it is hereby confirmed that no license, right or immunity from suit under any GW patent or know-how is granted by this Agreement to Emory, its Affiliates and its Sublicensees to develop, make, have made, import, use or sell any Licensed Compound or Licensed Product in physical combination with any GW Compound.

      2.1B GRANT OF LICENSED TECHNOLOGY TO EMORY. Subject to Section 2.3 below, GW and its Affiliates hereby grant to Emory the exclusive right and license to practice, with the right to sublicense, the Licensed Technology to develop, make, have made, use, import, offer for sale and sell Licensed Products in the Field within the Licensed Territory.

      2.2 SUBLICENSE TO TRIANGLE; SUBLICENSING IN GENERAL. The parties acknowledge that certain of the rights granted by GW to Emory hereunder are being simultaneously sublicensed by Emory to Triangle pursuant to the terms of an amendment to the Emory/Triangle License Agreement dated as of the date hereof. GW hereby consents to the sublicense of the Licensed Patents by Emory to Triangle. GW hereby also consents to the sublicense of the Licensed Technology by Emory to Triangle. Emory hereby guarantees the performance of each of its Sublicensees (including, but not limited to, Triangle, and its Affiliates and Sublicensees). Emory and Triangle, as the case may be, may enter into further sublicenses of the rights granted to it hereunder without GW's consent. Triangle agrees that all royalty payments which are due under the terms of this Agreement and which arise from the sale by Triangle and its Affiliates, Sublicensees and Marketing Collaborators of Licensed Products shall be paid directly to GW.

      2.3 RIGHTS RESERVED TO GW. Notwithstanding Section 2.1A and 2.1B above, there is reserved to GW the right (a) under the Licensed Patents to make, have made, use and import Licensed Compounds and to use Licensed Technology in support of or in connection with its own research and (b) to promote, make, have made, use, import, offer for sale and sell any compound, other than a Licensed Compound, for use in combination or association with a Licensed Compound. This provision shall not be construed by implication, estoppel or otherwise to confer any rights upon GW under any patents owned by Emory or to sell any compound in physical combination with Licensed Compound. GW shall not have the right to sublicense or otherwise transfer the rights under Section 2.3(a) above, except to (i) to a successor to all or substantially all of the business of GW to which this Agreement pertains, or
(ii) an Affiliate.

      2.4 NO IMPLIED LICENSE. (a) The license and rights granted in this Agreement shall not be construed by implication, estoppel or otherwise (except as expressly granted herein) to confer any rights upon Emory or Emory's Affiliates or Sublicensees under:

               (i) any patents or patent applications owned or controlled by GW to make, have made, use, import, offer for sale or sell any compound other than a Licensed Compound. It is acknowledged by the parties that certain patent and patent applications owned or controlled by GW may contain claims to manufacturing processes (but not any Swiss-style second medical use claims) which may be useful in the manufacture of Licensed Compounds or Licensed Products and which are not covered by the Licensed Patents (the "Specifically Excluded Claims") and that no rights are conferred upon Emory or Emory's Affiliates or Sublicensees under the Specifically Excluded Claims, or

               (ii) any manufacturing or other technology not specifically identified in this Agreement as being licensed to Emory, its Affiliates and Sublicensees.

          (b) To the best of GW's knowledge, GW and its Affiliates do not, as of the date of this Agreement, own or control any manufacturing process patent or patent application that:

               (i) recites in a claim a nucleoside or an intermediate for producing a nucleoside; and

               (ii) is specifically applicable to the manufacture of Licensed Compound,


except for PCT International Publication Numbers WO 95/29174 and WO 92/20669. Notwithstanding the foregoing, no assurance is given by GW and its Affiliates with respect to any patent or patent application which may contain claims to manufacturing processes that are not specific to nucleosides.

     2.5 COVENANT-NOT-TO-SUE. (a) GW and its Affiliates shall not, during the term of this Agreement, assert, induce, assist or direct any third party to assert against Emory, its Affiliates or its Sublicensees any patent claim, other than the Specifically Excluded Claims, granted on an application filed as of the Effective Date of this Agreement or within six months thereafter that is or might be infringed by reason of and which, but for this covenant, would prevent the manufacture, use, import, offer for sale or sale by Emory or its Affiliates or Sublicensees in the Territory and for use in the Field of (i) a Licensed Compound, or (ii) Licensed Compound in physical combination with any compound(s) other than a GW Compound, or (ii) a Licensed Compound in physical combination with a GW Compound in a particular country if, and only if, a third party would be free to manufacture, use, import, offer for sale such physical combination in such country without rights from GW.

     (b) GW represents and warrants to Emory and Triangle that neither GW nor its Affiliates have delayed or will delay the filing of any patent application for the purpose of excluding such patent application from the scope or effect of this Section 2.5.

     (c) It is hereby confirmed, for the avoidance of doubt, that Emory, its Affiliates and its Sublicensees shall be entitled to promote Licensed Compound for use in the Field in co-administration with any and all products, including products owned, controlled, sold, distributed, marketed or promoted by GW and its Affiliates. It is also hereby confirmed that no license, right or immunity from suit under any GW patent or know-how is granted by this Agreement to Emory, its Affiliates and its Sublicensees to develop, make, have made, import, use or sell any Licensed Compound or Licensed Product in physical combination with any GW Compound.

     (d) It is hereby confirmed, for the avoidance of doubt, that the covenant-not-to-sue contained in Section 2.5(a) hereof shall not apply to any patent claim or patent application which GW acquires, whether by license, assignment, acquisition of assets, acquisition of stock, merger, operation of law or other transfer, from any party (other than an Affiliate (as of the date of this Agreement) of GW) subsequent to the date of this Agreement, regardless of the date of application or the date of grant of such patent claim.


                ARTICLE 3.  FEES, ROYALTIES AND OTHER PAYMENTS

     3.1 LICENSED PATENTS FEE. As consideration for granting to Emory the license referred to in Section 2.1A hereunder to the Licensed Patents, and the consent by GW to the sublicense by Emory of the Licensed Patents to Triangle, Triangle shall pay to GW a non-creditable, non-refundable license fee of [***]Dollars ($[***]) (the "Licensed Patents Fee") payable as specified in the succeeding sentence. [***] Dollars ($[***]) of such Licensed Patents Fee shall be payable to Glaxo Wellcome Inc. by wire transfer within [***] ([***]) [***] of the Effective Date, and [***] Dollars ($[***]) of such Licensed Patents Fee shall be payable to Glaxo Group Limited by wire transfer within [***] ([***]) [***] of the Effective Date; PROVIDED, in each case, that wire transfer instructions have been given to Triangle within [***] ([***]) [***] after the Effective Date by each of Glaxo Wellcome Inc. and Glaxo Group Limited.

     3.2 EARNED ROYALTIES ON LICENSED TECHNOLOGY. As consideration for granting to Emory the license referred to in Section 2.1B hereunder to the Licensed Technology, and the consent by GW to the sublicense by Emory of the Licensed Technology to Triangle, Emory shall pay, or cause to be paid to, GW a royalty of [***] percent ([***]%) of the Net Sales of Licensed Products sold in the Licensed Territory for use in the Field by Emory, its Affiliates and Sublicensees (including but not limited to Triangle, its Affiliates, Sublicensees or any Triangle Marketing Collaborators). The parties agree, however, that the royalty obligation of [***] percent ([***]%) with respect to Net Sales of Licensed Products sold by Triangle (and its Affiliates, Sublicensees and Marketing Collaborators) shall be paid by Triangle directly to GW, in lieu of being paid to Emory and in complete satisfaction thereof. Royalties shall be paid in respect of Licensed Products sold in a given Major Market Country for a period of [***] from the date of First Commercial Sale of the first Licensed Product in such Major Market Country. Royalties shall be paid in respect of Licensed Products sold in a given Minor Market Country from the date of First Commercial Sale of the first Licensed Product in such Minor Market Country and lasting until the expiry of the [***] ([***]) [***] period from the First Commercial Sale of the first Licensed Product in the first Major Market Country. All royalties on Net Sales of Licensed Products sold in the United States of America whether by Emory, its Affiliates or Sublicensees (including but not limited to Triangle or Triangle's Affiliates, Sublicensees or any Triangle Marketing Collaborator) shall be payable to Glaxo Wellcome Inc., while all royalties on Net Sales of Licensed Products sold in all other countries of the Licensed Territory whether by


***Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the omission.

Emory, its Affiliates or Sublicensees (including but not limited to Triangle or Triangle's Affiliates, Sublicensees or any Triangle Marketing
Collaborator) shall be payable to Glaxo Group Limited.

     3.3 ACCRUAL OF ROYALTIES. No royalty shall be payable on a Licensed Product made, sold, or used for tests or development purposes or distributed as samples. No royalties shall be payable on sales among Emory, its Affiliates and Sublicensees (including, but not limited to, Triangle), but royalties shall be payable on subsequent sales by Emory, its Affiliates or Sublicensees (including, but not limited to, Triangle or Triangle's Affiliates, Sublicensees or any Triangle Marketing Collaborator, so long as Triangle pays royalties to GW with respect to all sales made by such Triangle Marketing Collaborator) to a third party. No multiple royalty shall be payable because the manufacture, use, importation, sale, or offer for sale of a Licensed Product may be covered by more than one aspect of the Licensed Technology.

     3.4 WITHHOLDING TAX ASSISTANCE. In the event that Emory, its Affiliates, Sublicensees or any Triangle Marketing Collaborator (including, but not limited to, Triangle and its Affiliates, Sublicensees or any Triangle Marketing Collaborator) are required to pay or withhold any amount from any payment (whether a fee, a royalty payment or otherwise) due to Glaxo Group Limited or Glaxo Wellcome Inc., as the case may be, under the terms of this Agreement, then in such event Emory, its Affiliates or Sublicensees (including, but not limited to, Triangle and its Affiliates, Sublicensees or any Triangle Marketing Collaborator) shall give each of Glaxo Wellcome Inc. or Glaxo Group Limited, as the case may be, such assistance as may be reasonably necessary to enable or assist each of Glaxo Wellcome Inc. or Glaxo Group Limited, as the case may be, to claim exemption therefrom or a reduction thereof, and Emory, its Affiliates or Sublicenses (including, but not limited to, Triangle and its Affiliates, Sublicensees or any Triangle Marketing Collaborator) shall, upon request, provide documentation from time to time to confirm the payment of such tax or withholding. GW agrees to reimburse any party providing assistance to GW pursuant to this Section 3.4 for such party's reasonable and necessary out-of-pocket expenses incurred in rendering such assistance.


                        ARTICLE 4.  REPORTS AND ACCOUNTING

     4.1 ROYALTY REPORTS AND RECORDS. (a) Commencing with the First Commercial Sale of the initial Licensed Product, Emory shall furnish, or cause to be furnished to GW, written reports, substantially in the format attached as Appendix C hereto, covering each of Emory's or Triangle's fiscal quarters showing:

          (i) the gross sales of all Licensed Products sold by Emory, its Affiliates and Sublicensees (including but not limited to Triangle or Triangle's Affiliates, Sublicensees or any Triangle Marketing Collaborator) in the Licensed Territory during the reporting period, together with the calculations of Net Sales in accordance with
     Section 1.23 hereof; and

          (ii) the royalties payable in Dollars, which shall have accrued hereunder in respect to such sales;

          (iii) the exchange rates used, if any, in determining the amount of Dollars;

          (iv) the discounts, allowances, rebates, credits, returns, free replacements and taxes applicable to the use and sale of Licensed Products that have been required to be withheld during the reporting period; and

          (v) a summary of all financial reports provided to Emory by Emory's Affiliates and Sublicensees (including but not limited to Triangle) to which Emory has granted a license or sublicense of any of the rights licensed by GW to Emory under this Agreement covering Net Sales of Licensed Products.

     (b) With respect to sales of Licensed Products invoiced in Dollars, the gross sales, Net Sales, and royalties payable shall be expressed in Dollars. With respect to sales of Licensed Products invoiced in a currency other than Dollars, the gross sales, Net Sales, and royalties payable shall be expressed in the domestic currency of the party making the sale together with the Dollar equivalent of the royalty payable, calculated using the simple average of the exchange rates for such domestic currency published in THE WALL STREET JOURNAL on the last day of each month during the reporting period. If any Emory Affiliate or Sublicensee (including but not limited to Triangle) makes any sales invoiced in a currency other than its domestic currency, the gross sales and Net Sales shall be converted to its domestic currency in accordance with the Affiliate's or Sublicensee's normal accounting practices. Emory or its Affiliate or Sublicensee (including but not limited to Triangle) making any royalty payment shall furnish to GW appropriate evidence of payment of any tax or other amount deducted from any royalty payment.

     (c) Reports shall be made on a quarterly basis. Quarterly reports shall be due within sixty (60) days of the close of every Emory or Triangle fiscal quarter. Emory and its Affiliates and Sublicensees (including but not limited to Triangle, and its Affiliates and Sublicensees) shall for a period of [***] keep accurate records in sufficient detail and in accordance with normal accounting principles to enable royalties and other payments payable hereunder to be determined. Emory shall be responsible for all royalties and late payments that are due to GW that have not been paid by Emory's Affiliates and Sublicensees (including but not limited to Triangle, and its Affiliates and Sublicensees).

     4.2 RIGHT TO AUDIT EMORY. GW shall have the right, upon prior notice to Emory, not more than once in each Emory fiscal year nor more than once in respect of each fiscal year, through an independent certified public accountant selected by GW and acceptable to Emory, which acceptance shall not be unreasonably refused or delayed, to have access during normal business hours to those records of Emory and its Affiliates as may be reasonably necessary to verify the accuracy of the royalty reports required to be furnished by Emory pursuant to Section 4.1 of the Agreement. Such accountant may report only the accuracy or inaccuracy of the royalty reports furnished by Emory and, in the event they are determined to be inaccurate, the corrections in the amounts which need to be made to such reports. The accountant may not disclose to GW any other confidential information that it learns as a result of such audit.
Emory shall include in any sublicenses granted pursuant to this Agreement a provision requiring the Sublicensee to keep and maintain records of sales made pursuant to such Sublicense and to grant access to such records by GW's independent certified public accountant in the same manner and extent prescribed in this Section 4.2. If such independent certified public accountant's report shows any underpayment of royalties by Emory, its Affiliates or Sublicensees, within [***] after Emory's receipt of such report, Emory shall remit or shall cause its Sublicensees to remit to GW:

     (a)  the amount of such underpayment; and

     (b) if such underpayment exceeds [***] ([***]%) percent of the total royalties owed for the fiscal year then being reviewed, the reasonable and necessary fees and expenses of such independent certified public accountant performing the audit. Otherwise, GW's accountant's fees and expenses shall be paid by GW. Any overpayment of royalties shall be fully creditable against future royalties payable in any subsequent royalty periods and, if no future royalties are due, shall be promptly refunded. Upon the expiration of [***] following the end of any fiscal year, the calculation of royalties payable with respect to such fiscal year shall be binding and conclusive on GW and Emory, unless an audit is initiated before expiration of such [***].

     4.3 RIGHT TO AUDIT TRIANGLE. GW shall have the right, upon prior notice to Triangle, not more than once in each Triangle fiscal year nor more than once in respect of each fiscal year, through an independent certified public accountant selected by GW and acceptable to Triangle, which acceptance shall not be unreasonably refused or delayed, to have access during normal business hours to those records of Triangle and its Affiliates as may be reasonably necessary to verify the accuracy of the royalty reports required to be furnished by Triangle pursuant to Section 4.1 of the Agreement, or the royalty reports required to be furnished by Triangle under the terms of the license agreement between Emory and Triangle, as the case may be. Such accountant may report only the accuracy or inaccuracy of the royalty reports furnished by Triangle, and in the event they are determined to be inaccurate, the corrections in the amounts which need to be made to such reports. The accountant may not disclose to GW any other confidential information that it learns as a result of such audit. Triangle shall include in any sublicenses granted by it pursuant to this Agreement a provision requiring the Sublicensee to keep and maintain records of sales made pursuant to such sublicense and to grant access to such records by GW's independent certified public accountant in the same manner and extent prescribed in this Section
4.3. If such independent certified public accountant's report shows any underpayment of royalties by Triangle, its Affiliates of Sublicensees, within [***] after Triangle's receipt of such report, Triangle shall remit or shall cause its Sublicensees to remit to GW:

     (a)  the amount of such underpayment; and

     (b) if such underpayment exceeds [***] ([***]%) percent of the total royalties owed for the fiscal year then being reviewed, the reasonable and necessary fees and expenses of such independent certified public accountant performing the audit. Otherwise, GW's accountant's fees and expenses shall be paid by GW. Any overpayment of royalties shall be fully creditable against


***Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the omission.

future royalties payable in any subsequent royalty periods. Upon the expiration of [***] following the end of any fiscal year, the calculation of royalties payable with respect to such fiscal year shall be binding and conclusive on GW and Triangle, unless an audit is initiated before expiration of such [***] .

     4.4 CONFIDENTIALITY OF RECORDS. All information subject to review under this Article 4 shall be confidential. Except where otherwise required by applicable law, GW and its accountant shall retain all such information in confidence.

                                ARTICLE 5. PAYMENTS

     5.1 PAYMENTS AND DUE DATES. Except as otherwise provided herein, royalties payable to GW during the period covered by each royalty report required to be submitted under Article 4 of this Agreement shall be due and payable to the relevant GW party as specified in Section 3.2 hereof on the date such royalty report is due. Payments of royalties in whole or in part may be made in advance of such due date. Any payments due under this Agreement shall be made by wire transfer to an account of the relevant GW party specified in Section 3.2 hereof designated by such GW party, as the case may be, from time to time; PROVIDED, HOWEVER, that in the event that the relevant GW party as specified in Section 3.2 hereof, fails to designate such account, Emory (or Triangle, as the case may be) may remit payment to the relevant GW party in accordance with Section 3.2 hereof, and at the address applicable for the receipt of notices hereunder.

     5.2 INTEREST. Royalties and other payments required to be paid by Emory (or Triangle, as the case may be) pursuant to this Agreement shall, if overdue, bear interest at the lessor of [***] or a per annum rate of [***] percent ([***] %) until paid from the date that such royalty or payment was due until the date that such payment is paid. The payment of such interest shall not foreclose GW from exercising any other rights it may have because any payment is overdue.

                        ARTICLE 6. PATENT PROSECUTION

     6.1. GW OBLIGATIONS. GW shall be primarily responsible, at GW's expense, for all patent prosecution activities pertaining to the Licensed Patents. GW shall, at its discretion, obtain from the relevant patent offices, prosecute and maintain any interference or opposition involving or in respect of the Licensed Patents or pertaining to their validity, enforceability, allowability or subsistence (all of the foregoing activities being referred to as "GW PATENT PROSECUTION ACTIVITIES") and shall provide Emory, at Emory's cost, with copies of such applications, substantive filings and substantive correspondence pertaining to such GW Patent Prosecution Activities (pre and post the date hereof), in a timely manner, as required to keep Emory informed of the status of GW Patent Prosecution Activities. GW shall give good faith consideration to any suggestions or requests made by Emory with respect to the prosecution of Licensed Patents.


***Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the omission.

     6.2 EMORY'S ASSUMPTION RIGHTS. If GW decides to abandon or allow to lapse any of the patent applications or patents within the Licensed Patents or to discontinue any other GW Patent Prosecution Activities in respect thereof in any country of the Licensed Territory, GW shall notify Emory of its decision to do so at least sixty (60) days before the decision is implemented or becomes effective; PROVIDED, HOWEVER, that in the event that sixty (60) days notice is not possible, GW shall give Emory such advance notice as is reasonably practicable. Such notice shall contain a statement of GW's out-of pocket expenses incurred in respect of such GW Patent Prosecution Activities commencing with the Effective Date and ending on the date of such notice. Thereafter, GW shall allow Emory, at Emory's discretion, to assume GW Patent Prosecution Activities in respect thereof, PROVIDED, HOWEVER, that Emory agrees in writing to reimburse GW for [***] percent ([***]%) of the expenses specified in such notice. GW shall be responsible for all expenses incurred by GW in respect to such GW Patent Prosecution Activities, except to the extent, if any, that Emory assumes any GW Patent Prosecution Activities which GW elects to abandon, allows to lapse or not to pursue, in which event, Emory shall be responsible for any expenses it incurs in connection therewith from and after the date of assumption. With respect to any GW Patent Prosecution Activities assumed by Emory pursuant to this Section 6.2, Emory shall thereafter have the right to abandon, allow to lapse or discontinue such GW Patent Prosecution Activities, at its discretion.

             ARTICLE 7.  INFRINGEMENT OF LICENSED PATENTS

     7.1 THIRD PARTY INFRINGEMENT. If Emory or GW becomes aware of any activity that it believes represents a substantial infringement of a Valid Claim, the party obtaining such knowledge shall promptly advise the other of all relevant facts and circumstances pertaining to the potential infringement. GW shall have the initial right to enforce any rights within the Licensed Patents against such infringement, at its own expense.

      7.2 EMORY'S RIGHT TO PURSUE THIRD PARTY INFRINGERS. To the extent that any activity notified under Section 7.1 may represent a substantial infringement of a Valid Claim and if GW shall fail, within [***] after receiving notice from Emory of a potential infringement of the Licensed Patents or after providing Emory with notice of such infringement, either (a) to terminate such infringement or (b) to institute an action to prevent continuation thereof and, thereafter, to prosecute such action diligently, or if GW notifies Emory prior to the expiration of such [***] that it does not plan to terminate the infringement of the Licensed Patents or institute such action, then Emory shall have the right to do so. In the event that GW institutes such an action, Emory and Triangle agree to fully cooperate with GW, including being joined, at GW's expense, as a party if such action is necessary. If Emory institutes such an action, GW shall cooperate with Emory in such effort, including being joined, at Emory's expense, as a party to such action if necessary. Any damage award or settlement payments made to GW in connection with any action filed by it relating to infringement of the Licensed Patents, after first reimbursing GW for its expenses, shall be equally divided by GW and Emory. In the event Emory institutes any action relating to infringement in any country of the Licensed Patents, Emory may deposit up to [***] ([***]%) of any royalties which are otherwise payable to GW in respect of sales of Licensed Products in that country during the pendency of any such infringement action in


***Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the omission.

an interest-bearing escrow account (bearing interest at rates comparable to other Emory deposits of immediately available funds). Emory shall, upon the final resolution or settlement of such infringement action, provide GW with an accounting of the total royalty payments escrowed (and interest thereon) and Emory's expenses incurred in such infringement action. Emory shall be entitled to offset any expenses which Emory fails to recoup from any damage award or settlement payments arising from such infringement action against such escrowed royalties. Upon the conclusion of such litigation, any escrowed payments (and interest thereon) in excess of Emory's unrecouped expenses shall be immediately paid to GW. Any damage award or settlement payments made to Emory in respect of a Licensed Patent in excess of Emory's expenses in connection with any infringement action Emory initiates relating to the Licensed Patents shall be equally divided by GW and Emory. It is expressly understood that GW shall not be entitled to enforce or share in any recovery solely with respect to any patent owned by Emory.

          ARTICLE 8.  TRANSFER OF TECHNOLOGY AND FTC DRUG SUBSTANCE

     8.1 DELIVERY OBLIGATIONS. Within sixty (60) days after the Effective Date, GW shall deliver to each of Emory at Emory's office and to Triangle at Triangle's place of business a copy of the Licensed Technology. Within fifteen
(15) days after the Effective Date, GW shall deliver to Emory at Triangle's place of business, all FTC Drug Substance and the existing batch records and certificates of analysis relating to the FTC Drug Substance. Thereafter, GW and Emory agree that Triangle shall have legal title to the FTC Drug Substance.

     8.2 WARRANTY DISCLAIMER. Emory acknowledges that it shall be responsible for conducting (or for causing Triangle to conduct) any quality assurance or quality control activities necessary in order for the FTC Drug Substance to meet Good Clinical Practices and other regulatory requirements.

     GW DOES NOT MAKE, AND SHALL NOT BE DEEMED TO HAVE MADE, ANY REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO THE QUALITY, SAFETY OR UTILITY OF THE FTC DRUG SUBSTANCE WHICH IS BEING TRANSFERRED BY GW "AS IS". GW EXPRESSLY DISCLAIMS ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND ANY OTHER IMPLIED WARRANTIES WITH RESPECT TO THE QUALITY, SAFETY, OR UTILITY OF THE FTC DRUG SUBSTANCE.

     8.3 RESPONSIBILITY. Emory agrees that Emory or Triangle or other Sublicensees (as the case may be) shall bear all responsibility (including regulatory responsibility) and liability for the use of any of the FTC Drug Substance. Emory agrees that it shall not use, and Emory shall cause Triangle and any other Sublicensee not to use any of the FTC Drug Substance in any clinical trial or otherwise in humans unless results of its quality assurance testing indicate that the FTC Drug Substance meets the specifications set forth in a IND (which has been filed with, and not withdrawn from, the FDA) with respect to FTC or a Licensed Compound, as determined in accordance with the analytical methodology set forth therein.

     8.4 TRANSFER OF REGULATORY FILINGS. (a) Within ten (10) days of the Effective Date, GW shall prepare and deliver to Triangle, one complete photocopy of GW's US IND for FTC (US Ind #[***]). Thereafter, GW shall promptly prepare and submit to FDA (with a copy to Triangle) a Letter of Authorization to enable Triangle to incorporate by reference any information contained in US IND #[***] with respect to the Licensed Compound. After the Letter of Authorization has been processed by FDA, GW shall promptly submit to FDA (with a copy to Triangle) a request to inactivate US IND #[***]; and GW shall not thereafter make any request to reactivate such IND filing.

     (b) Within ten (10) days of the Effective Date, GW shall prepare and deliver to Triangle, one complete photocopy of GW's Canadian IND for FTC (HPB file number [***]). Thereafter, GW shall promptly take such actions as are necessary to inactivate (or to effectuate the Canadian regulatory equivalent of inactivate) the Canadian IND, while still allowing Triangle the opportunity to incorporate by reference any of the information contained in the Canadian IND with respect to the Licensed Compound. GW shall not thereafter make any request to reactivate the Canadian IND filing.

          ARTICLE 9.  CERTAIN COVENANTS AND ACKNOWLEDGEMENTS

     9.1 CONDITIONS. This Agreement will not come into effect until the conditions set forth in (a) and (b) below have been met:

      (a) the HSR Act shall have been fully complied with by the parties hereto, including the expiration or early termination of all applicable waiting periods or compliance with any second request thereunder; and

     (b) the Settlement Agreement shall have been executed and delivered by all parties thereto.

               ARTICLE 10.  WARRANTIES AND REPRESENTATIONS

     10.1  WARRANTIES OF GW.  GW hereby represents and warrants to Emory that:

     (a) APPENDIX A is a complete list of all patents and patent applications within the Licensed Patents owned or controlled by GW and its Affiliates as of the date hereof, except as may be otherwise specifically excluded by the terms of this Agreement.

     (b) To the best of GW's knowledge, APPENDIX B is a complete list of all Licensed Technology developed, owned or acquired by GW and its Affiliates.

     (c) Subject to the limitations contained in Section 10.4 hereof, each of GW and its Affiliates have the right and authority to grant and convey the rights granted and properties conveyed by each of GW and its Affiliates under this Agreement.


***Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the omission.

     (d) To the best of GW's knowledge, the FTC Drug Substance delivered to Emory hereunder constitutes the entire quantity of FTC presently possessed by GW in bulk or dosage form. GW shall not bear any responsibility for reductions in the quantity of FTC Drug Substance which occur between the date of this Agreement and the date of transfer due to force majeur events.

     (e) To the best of GW's knowledge, the rights contained in the Licensed Patents and the rights contained in Section 2.5 hereof together provide Emory sufficient rights to be able to develop, make, have made, use, import, offer for sale and sell Licensed Compound in the Field.

     10.2 WARRANTIES OF EMORY. Emory hereby represents and warrants to GW that the Board of Directors (or, if applicable, officials exercising similar functions) of Emory (or, if different, of Emory's ultimate parent entity) have, in accordance with Section 801.10(c)(3) of the Premerger Notification Rules, determined that the fair market value of the exclusive rights to be acquired by Emory from GW pursuant to this Agreement and the Settlement Agreement, less the fair market value of that portion of those exclusive rights which Emory will exclusively assign, license, or sublicense to Triangle, does not exceed $[***].

     10.3 WARRANTIES OF EACH PARTY. Each party hereto represents to the others that it is free to enter into this Agreement and to carry out all of the provisions hereof, including, in the case of GW, its grant to Emory of the license described in Section 2.1A and 2.1B hereunder.

     10.4 GENERAL WARRANTY DISCLAIMER. GW MAKES NO REPRESENTATION OR WARRANTY OTHER THAN THOSE EXPRESSLY PROVIDED HEREUNDER AND GW HEREBY EXPRESSLY DISCLAIMS ALL SUCH OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTIES OF MERCHANTABILITY, OR THE FITNESS FOR A PARTICULAR PURPOSE OF THE LICENSED COMPOUND, THE LICENSED PRODUCT, THE LICENSED PATENTS OR THE LICENSED TECHNOLOGY.

     WITHOUT LIMITING THE FOREGOING, GW MAKES NO REPRESENTATION OR WARRANTY THAT THE LICENSED COMPOUND OR ANY LICENSED PRODUCT ARE, OR WILL BE SHOWN TO BE, SAFE OR EFFECTIVE FOR ANY INDICATION.

     10.5 EXCLUSION OF IP WARRANTIES. GW MAKES NO REPRESENTATION OR WARRANTY OR ANY KIND WITH RESPECT TO THE VALIDITY OF THE LICENSED PATENTS, LICENSED TECHNOLOGY OR LICENSED PRODUCTS. WITHOUT LIMITING THE FOREGOING, GW MAKES NO REPRESENTATION OR WARRANTY THAT THE LICENSED COMPOUND, THE LICENSED PRODUCT OR THE LICENSED PATENTS WILL BE FREE FROM THE INTELLECTUAL PROPERTY CLAIMS OF THIRD PARTIES. GW WILL NOT BEAR ANY RESPONSIBILITY OR LIABILITY IF A THIRD PARTY WERE TO ASSERT RIGHTS WHICH WOULD HAVE THE EFFECT OF PREVENTING A LICENSED COMPOUND OR LICENSED PRODUCT FROM LAWFULLY REACHING THE MARKET IN ANY COUNTRY OF THE TERRITORY.


***Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the omission.

     10.6 NO LIABILITY FOR CONSEQUENTIAL DAMAGES AND LIMITATION OF LIABILITY. GW shall not be liable to Emory, its Affiliates, or its Sublicensees (including but not limited to Triangle, or its Affiliates, Sublicensees and Marketing Collaborators), its or their customers, or any other third party for compensatory, special, incidental, indirect, consequential or exemplary damages resulting from the manufacture, testing, design, labeling, use, sale, distribution or promotion of Licensed Products by or through Emory, its Affiliates or Sublicensees (including but not limited to Triangle, or its Affiliates, Sublicensees and Marketing Collaborators).

                            ARTICLE 11. INDEMNIFICATION

     11.1 EMORY'S INDEMNIFICATION. Subject to compliance by the Indemnitees with their obligations set forth in Section 11.4, Emory shall defend, indemnify, and hold harmless the Indemnitees, from and against any and all claims, demands, losses, liabilities, expenses, and damages including investigative costs, court costs and reasonable attorneys' fees and expenses (collectively, the "Liabilities") which Indemnitees may suffer, pay, or incur as a result of or in connection with: (a) any and all personal injury (including death) and property damage caused or contributed to, in whole or in part, by the manufacture, testing, design, use, labeling, sale, distribution, promotion of any Licensed Products by Emory or Emory's Affiliates or Sublicensees (including but not limited to Triangle and its Affiliates and Sublicensees), (b) any breach by Emory or its Affiliates or Sublicensees of its representations, warranties and covenants contained in this Agreement. Emory's obligations under this Article shall survive the expiration or termination of this Agreement for any reason. Any provision of this Article 11 to the contrary notwithstanding, with respect to any claim for indemnification made by any Indemnitee under subsection (a) above involving the co-administration of a Licensed Product and one or more products marketed, sold, promoted or distributed by GW, Emory shall have no obligations or liabilities to GW and its Affiliates under this Article 11 unless and until (and only to the extent) that there is a judicial determination (unappealable or unappealed within the time allowed for appeal) or agreement between the Indemnitee and Emory that the liabilities for which indemnification is being sought were caused by, or contributed to, by the manufacture, testing, design, use, labeling, sale, distribution or promotion of any Licensed Products by Emory or its Affiliates or Sublicensees (including, but not limited to Triangle, and its Affiliates or Sublicensees).

     11.2 TRIANGLE'S INDEMNIFICATION. Subject to compliance by the Indemnitees with their obligations set forth in Section 11.4, Triangle shall indemnify and hold the Indemnitees harmless from and against any and all Liabilities which Indemnitees may suffer, pay or incur as a result of or in connection with: (a) any and all personal injury (including death) and property damage caused or contributed to, in whole or in part, by the manufacture, testing, design, use, labeling, sale, distribution, promotion of any Licensed Products by Triangle or Triangle's Affiliates or Sublicensees, (b) any breach by Triangle of its representations, warranties and covenants contained in this Agreement. Triangle's obligations under this Article shall survive expiration or termination of this Agreement for any reason. Any provision of this Article 11 to the contrary notwithstanding, with respect to any claim for indemnification made by any Indemnitee under subsection (a) above involving the co-administration of a Licensed Product and one or more products marketed, sold, promoted or distributed by GW, Triangle shall have no obligations or liabilities to GW and its Affiliates under this Article 11 unless and until (and only to the extent) that there is a judicial determination (unappealable or unappealed within the time allowed for appeal) or agreement between the Indemnitee and Triangle that the liabilities for which indemnification is being sought were caused by, or contributed to, by the manufacture, testing, design, use, labeling, sale, distribution or promotion of any Licensed Products by Triangle or its Affiliates or Sublicensees.

     11.3 GW'S INDEMNIFICATION. Subject to compliance by the Indemnitees with their obligations set forth in Section 11.4, GW shall indemnify and hold the Indemnities harmless from and against any and all Liabilities which Indemnitees may suffer, pay or incur as a result of or in connection with any breach by GW of any of its representations, warranties and covenants set forth in this Agreement GW's obligations under this Article shall survive expiration or termination of this Agreement for any reason. Any provision of this Article 11 to the contrary notwithstanding, with respect to any claim for indemnification made by any Indemnitee under subsection (a) above involving the co-administration of a Licensed Product and one or more products marketed, sold, promoted or distributed by GW, GW shall have no obligations or liabilities to Emory and its Affiliates under this Article 11 unless and until (and only to the extent) that there is a judicial determination (unappealable or unappealed within the time allowed for appeal) or agreement between the Indemnitee and GW that the liabilities for which indemnification is being sought were caused by, or contributed to, by the manufacture, testing, design, use, labeling, sale, distribution or promotion of any products marketed, sold, promoted or distributed by GW.

     11.4 INDEMNIFICATION PROCEDURES. Any Indemnitee which intends to claim indemnification under this Article shall promptly notify the other party (the "Indemnitor") in writing of any matter in respect of which the Indemnitee or any of its employees intend to claim such indemnification. The Indemnitee shall permit, and shall cause its employees to permit, the Indemnitor, at its discretion, to settle any such matter and agrees to the complete control of such defense or settlement by the Indemnitor; PROVIDED, HOWEVER, that such settlement does not adversely affect the Indemnitee's rights hereunder or impose any material obligations on the Indemnitee in addition to those set forth herein in order for it to exercise such rights. No such matter shall be settled without the prior written consent of the Indemnitor and the Indemnitor shall not be responsible for any legal fees or other costs incurred other than as provided herein. The Indemnitee and its employees shall cooperate fully with the Indemnitor and its legal representatives in the investigation and defense of any matter covered by the applicable indemnification. The Indemnitee shall have the right, but not the obligation, to be represented by counsel of its own selection and expense.

                         ARTICLE 12.  CONFIDENTIALITY

     12.1 TREATMENT OF CONFIDENTIAL INFORMATION. Except as otherwise provided hereunder, during the term of this Agreement and in the event Emory shall terminate this Agreement in accordance with Section 13.3 for a period of [***] ([***]) years thereafter and in event of any other termination for a period of [***] ([***]) years thereafter:

     (a) Emory and its Affiliates and Sublicensees shall retain in confidence and use only for purposes of this Agreement, any written information and data (including without limitation Licensed Technology) supplied by or on behalf of GW under this Agreement; and

     (b) GW shall retain in confidence and use only for purposes of this Agreement any written information and data supplied by or on behalf of Emory to GW under this Agreement.

     For purposes of this Agreement, all such information and data which a party is obligated to retain in confidence shall be called "INFORMATION."

     12.2 RIGHT TO DISCLOSE. (a) To the extent that it is reasonably necessary to fulfill its obligations or exercise its rights under this Agreement, or any rights which survive termination or expiration hereof, a party may disclose Information to its Affiliates, Sublicensees (actual or prospective), consultants, outside contractors, actual or prospective investors, and clinical investigators on condition that such entities or persons agree:

          (i) to keep the Information confidential for at least a period of [***] ([***]) years from the date of disclosure and otherwise to the same extent as such party is required to keep the Information confidential; and

          (ii) to use the Information only for those purposes for which the disclosing party is authorized to use the Information.

     (b) Each party or its Affiliates or Sublicensees, as applicable, may disclose Information to the government or other regulatory authorities to the extent that such disclosure (i) is necessary or desirable for the prosecution and enforcement of patents, or authorizations to conduct preclinical or clinical trials of, or to commercially market, Licensed Products, provided such party is then otherwise entitled to engage in such activities in accordance with the provisions of this Agreement, or (ii) is legally required including, without limitation, all applicable securities laws and regulations.

     12.3 RELEASE FROM RESTRICTIONS. The obligation not to disclose or use Information shall not apply to any part of such Information that:

     (a) is or becomes patented (but the existence of a patent shall only permit disclosure and not, unless otherwise provided hereunder, use), published or otherwise part of the public domain, other than by unauthorized acts of the party obligated not to disclose such Information (for


***Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the omission.

purposes of this Article 12 the "receiving party") or its Affiliates or Sublicensees in contravention of this Agreement;

     (b) is disclosed to the receiving party or its Affiliates or Sublicensees by a third party provided that such Information was not obtained by such third party directly or indirectly from the other party to this Agreement under an obligation of confidentiality;

     (c) prior to disclosure under this Agreement, was already in the possession of the receiving party, its Affiliates or Sublicensees, provided that such Information was not obtained directly or indirectly from the other party to this Agreement under an obligation of confidentiality;

     (d) results from research and development by the receiving party or its Affiliates or Sublicensees, independent of disclosures from the other party to this Agreement, provided that the persons developing such information have not had exposure to the Information received from the other party to this Agreement;

     (e) is required by law to be disclosed by the receiving party, provided that in the case of disclosure in connection with any litigation, the receiving party uses reasonable efforts to notify the other party immediately upon learning of such requirement in order to give the other party reasonable opportunity to oppose such requirement; or

     (f)  The disclosing party agrees in writing may be disclosed.

                          ARTICLE 13.  TERM AND TERMINATION

     13.1 TERM. Unless sooner terminated as otherwise provided in this Agreement, the term of this Agreement shall commence on the Effective Date and shall continue in full force and effect until the expiration of Emory's obligations to pay royalties hereunder.

     13.2 TERMINATION BY DEFAULT. If either Emory or Triangle defaults in the performance of, or fails to be in compliance with, any material agreement, condition or covenant of this Agreement including without limitation the obligation to make royalty payments hereunder with respect to the Licensed Technology, GW may terminate this Agreement including all rights granted with respect to the Licensed Technology granted pursuant to Section 2.1B hereunder, as well as all rights to the Licensed Patents granted pursuant to Section 2.1A hereunder, if such default, noncompliance, breach or nonpayment shall not have been remedied, or reasonable steps shall not have been initiated to remedy the same, within (60) days after receipt by Emory or Triangle, as the case may be, of a written notice thereof from GW. If GW defaults in the performance of, or fails to be in compliance with, any material agreement, condition or covenant of this Agreement, Emory may terminate this Agreement if such default or noncompliance shall not have been remedied, or reasonable steps shall not have been initiated to remedy the same, within sixty (60) days after receipt by GW of a written notice thereof from Emory. In the event of a breach of this Agreement by any party hereto, the non-breaching parties shall be entitled to all remedies provided by law or in equity in addition to the remedies provided in this Agreement.

     13.3 TERMINATION BY [***]. In the event [***] determines, in its sole discretion, to cease development of the Licensed Products in a given country or not to seek Registration of Licensed Products in a given country prior to Registration of a Licensed Product in such country, [***] shall have the right to terminate this Agreement in such country (without affecting this Agreement in the remaining countries of the Territory), by giving GW [***] prior written notice thereof.

     13.4 OBLIGATIONS UPON TERMINATION. If this Agreement is terminated as a result of Emory's or Triangle's breach pursuant to Section 13.2, or is terminated in whole (but not in part) by [***] in accordance with Section 13.3, then Emory shall promptly cease using the Licensed Technology and the Licensed Patents, and furthermore Emory and Triangle shall cease using the FTC Drug Substance, and shall promptly return to GW or destroy, at GW's option, all remaining quantities of the FTC Drug Substance. If GW elects to have Triangle or Emory destroy the FTC Drug Substance, Triangle or Emory, as the case may be, shall certify in writing that all quantities of FTC Drug Substance have been destroyed within thirty (30) days of such election. If this Agreement is terminated in part (but not in whole) by Emory in accordance with Section 13.3, then Emory shall promptly cease using the Licensed Technology and the Licensed Patents in respect of each such country in which the license has been terminated by Emory.

     13.5 EFFECT OF EXPIRATION OR TERMINATION. In the event of any expiration or termination pursuant to this Article 13, neither party shall have any remaining rights or obligations under this Agreement other than as provided below:

     (a) GW will have the right to receive all royalties and other payments accrued prior to the effective date of termination, including interest thereon as determined in accordance with Section 5.2 hereof;

     (b) termination or expiration of this Agreement for any reason shall have no effect on the parties' obligations under Articles 11 and 12;

     (c) termination of this Agreement by Emory pursuant to Section 13.2 shall have no effect on Emory's rights under Sections 2.1A, 2.1B and 2.2, subject to the fulfillment of its royalty and related obligations in connection therewith as specified elsewhere in this Agreement;

     (d) upon expiration of Emory's royalty obligations under this Agreement in a given country, Emory, its Affiliates or Sublicensees (including Triangle, its Affiliates and Sublicensees) shall have a perpetual, fully paid-up license to use the Licensed Technology and Licensed Patents in such country, and the covenant-not-to-sue provided in Section 2.5 hereof shall continue in perpetuity with respect to such country without further consideration from Emory, its Affiliates and Sublicensees;


***Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the omission.

     (e) termination of this Agreement by GW pursuant to Section 13.2 or by Emory pursuant to Section 13.3, shall give rise to Emory's obligations under
Section 13.4; and

     (f) except as otherwise specified herein, the parties' shall retain any other remedies for breach of this Agreement they may otherwise have.

     13.6 SEVERABILITY OF SUBLICENSEES. GW's right to terminate this Agreement pursuant to Section 13.2 shall be severable with respect to each of Emory's Sublicensees. Any remedy available to GW under Section 13.2 with respect to any default or noncompliance by Triangle shall be limited to termination of the rights granted to Emory hereunder only in that portion of the Licensed Territory pursuant to which Triangle is Emory's Sublicensee under the Emory/Triangle License Agreement; and any remedy available to GW under Section 13.2 with respect to any default or noncompliance by any Emory Sublicensee other than Triangle shall be limited to termination of the rights granted to Emory hereunder only in that portion of the Licensed Territory in which such Emory Sublicensee is sublicensed by Emory.

                            ARTICLE 14.  ASSIGNMENT

     14.1 ASSIGNMENT. None of the parties shall assign this Agreement or any part thereof without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Each party may, however, without consent, assign or sell its rights under this Agreement (a) to an Affiliate; (b) in connection with the sale or transfer of all or substantially all of its assets of its business to which this Agreement pertains; or (c) in the event of its merger or consolidation with another company irrespective of the surviving company in such merger or consolidation. Any permitted assignee shall assume all obligations of its assignor under this Agreement. No assignment shall relieve the assigning party of responsibility for the performance of any accrued obligation which such party has under this Agreement.

                        ARTICLE 15.  GENERAL PROVISIONS

     15.1 LEGAL COMPLIANCE. Each party shall comply with all laws and regulations relating to the performance of its obligation or the exercise of its rights hereunder.

     15.2 INDEPENDENT CONTRACTORS. It is understood and agreed that the parties hereto are independent contractors and are engaged in the operation of their own respective businesses, and neither party hereto is to be considered the agent, partner, or joint venturer of the other party for any purpose whatsoever, and neither party shall have any authority to enter into any contracts or assume any obligations for the other party nor make any warranties or representations on behalf of that other party. It is understood and agreed that to the extent that any relationship other than an independent contractors relationship may have existed, or was alleged to have existed, prior to the Effective Date of this Agreement, between GW or its Affiliates on the one hand, and one or more of Emory or its Affiliates, and Triangle or its Affiliates on the other hand, such relationship is hereby terminated and the parties are now solely independent contractors.

     15.3 PUBLICITY. On the date that this Agreement is executed, GW, Emory and Triangle shall issue a joint press release the form of which shall be agreed to by all parties hereto. Each of GW, Emory and Triangle shall be permitted to issue additional press releases limited to the subject of the economic or financial impact of this Agreement on each of GW, Emory or Triangle, as the case may be, however, none of the specific financial terms of this Agreement shall be disclosed. The other parties hereto shall have a reasonable opportunity to review and comment on any such proposed press release, which comments shall not be unreasonably refused. The specific terms of this Agreement shall be confidential and neither party may publicly disclose, except to legal, accounting and financial consultants and except as otherwise provided herein, any such term without the prior written approval of the other party, unless such disclosure is compelled by a court or administrative agency or otherwise required by law. In the event that such disclosure is compelled by a court or administrative agency or otherwise required by law, the disclosing party shall make reasonable effort to provide the other party with notice beforehand. Emory and its Affiliates and Sublicensees (including Triangle) may disclose the terms of this Agreement to a bona fide prospective sublicensee or Marketing Collaborator, subject to an obligation of confidentiality of such sublicensee or Marketing Collaborator that is no less restrictive than the confidentiality obligations contained herein. GW and Emory hereby acknowledge that Triangle has notified each of them that this Agreement constitutes a material agreement to Triangle and must be filed by Triangle with the Securities and Exchange Commission pursuant to Triangle's reporting obligations under the Securities and Exchange Act of 1934, as amended. In any case where a party makes disclosure of the terms hereunder to a court, it shall be disclosed under seal. In all other respects, except as required by law, neither party shall use the name of the other party in any publicity release without the prior written permission of such other party, which shall not be unreasonably withheld.
The parties acknowledge that for the avoidance of doubt, each of GW and Emory shall be free to disclose both the existence and the terms of this Agreement to the term of this Agreement to the United States District Court for the Northern District of Georgia in connection with Civil Action 1:96-CV-1754-GET between Emory and GW.

     15.4 HSR ACT COMPLIANCE. Promptly after the execution of this Agreement, each of GW and Triangle shall file with the Federal Trade Commission and the United States Department of Justice HSR Act Notification and Report forms together with all information and documents necessary to comply with the HSR Act notification and reporting requirements, and each of them shall promptly furnish any and all additional information and documentary material thereafter requested by either of such agencies, in connection with the transactions contemplated by this Agreement. Each of GW and Triangle shall also furnish to the other such information as the other shall reasonably request to assist it in making such filings as it may be legally required to make under the HSR Act. Each party shall use its best efforts to obtain HSR Act clearance of the transactions contemplated by this Agreement. All fees in connection with the HSR Act shall be borne by Triangle, except that each party shall pay its own attorney's fees and expenses.

     15.5 GOVERNING LAW. This Agreement and all amendments, modifications, alterations, or supplements hereto, and the rights of the parties hereunder, shall be construed under and governed by the laws of the State of North Carolina exclusive of its conflicts of laws principles.

     15.6 ENTIRE AGREEMENT; AMENDMENTS. (a) This Agreement and the Settlement Agreement constitute the entirety of the agreements and understandings between GW on the one hand and any other party on the other hand and anyone acting for, associated with or employed by any party concerning the subject matter hereof and thereof, respectively and replace and supersede any and all prior discussions, agreements or understandings. With respect to the subject matter hereof and thereof, respectively, there are no promises, representations or agreements, whether oral or written, between the parties hereto or anyone acting for, associated with or employed by any party hereto other than as set forth in this Agreement and the Settlement Agreement. Each party hereto represents and warrants that, other than as recited herein and therein, there has been no reliance, inducement, representation or agreement causing, affecting or in connection with this Agreement and the Settlement Agreement.

     (b) This Agreement can be amended or modified only by a written instrument referencing this Agreement and executed by all of the parties hereto.

     15.7 SEVERABILITY. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary so that they will not render this Agreement illegal, invalid or unenforceable. If any provision or portion of any provision of this Agreement, not essential to the commercial purpose of this Agreement, shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining provisions or portions thereof shall constitute their agreement with respect to the subject matter hereof, and all such remaining provisions, or portions thereof, shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which shall implement the commercial purpose of the illegal, invalid, or unenforceable provision. In the event that any provision essential to the commercial purpose of this Agreement is held to be illegal, invalid or unenforceable and cannot be replaced by a valid provision which will implement the commercial purpose of this Agreement, this Agreement and the rights granted herein, shall terminate.

     15.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     15.9 NOTICES. All notices, statements, and reports required to be given under this Agreement shall be in writing and shall be deemed to have been given upon delivery in person or, when deposited (a) in the mail in the country of residence of the party giving the notice, registered or certified postage prepaid or (b) with a professional courier service (e.g. FedEx, Airborne Express or UPS), and addressed as follows:

     If to GW:       Glaxo Group Limited
                     Glaxo Wellcome House
                     Berkeley Avenue
                     Greenford, Middlesex UB6 ONN
                     United Kingdom
                     Attn:  Company Secretary
                     Fax:   [***]

                     With a required copy to:

                     The Wellcome Foundation Limited
                     Glaxo Wellcome House
                     Berkeley Avenue
                     Greenford, Middlesex
                     UB6 ONN, United Kingdom
                     Attn:  Company Secretary
                     Fax:   [***]

                     And a required copy to:

                     Glaxo Wellcome Inc.
                     Five Moore Drive
                     Research Triangle Park
                     North Carolina 27709
                     USA
                     Attn: General Counsel
                     Fax: [***]

     If to Emory:    Emory University
                     Office of the Executive Vice President
                     401 Administration Building
                     Atlanta, Georgia 30322
                     Attn:  John L. Temple
                     Fax:   [***]

                     With a required copy to:

                     Emory University
                     Office of the Vice President and General Counsel 401 Administration Building
                     Atlanta, Georgia 30322
                     Attn:  General Counsel
                     Fax:   [***]


***Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the omission.

     If to Triangle: Triangle Pharmaceuticals, Inc.
                     4 University Place, 4611 University Drive
                     Durham, NC 27707
                     Attn:  Christopher A. Rallis,
                            Vice President Business Development,
                            Secretary and General Counsel
                     Fax:   [***]

    Any party hereto may change the address to which notices to such party are to be sent by giving notice to the other party at the address and in the manner provided above. Any notice may be given, in addition to the manner set forth above, by telex, facsimile or cable, provided that the party giving such notice obtains acknowledgment by telex, facsimile or cable that such notice has been received by the party to be notified. Notices made in this manner shall be deemed to have been given when such acknowledgment has been transmitted.

     15.10 WAIVER. The failure of a party to enforce at any time for any period any of the provisions hereof shall not be construed as a waiver of such provisions or the rights of such party thereafter to enforce each such provision.


***Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the omission.

     IN WITNESS WHEREOF, GW, Emory and Triangle have caused this Agreement to be signed by their duly authorized representatives, as of the day and year indicated above.

          GLAXO GROUP LIMITED


          By: /s/  S M Bicknell
             -------------------------------
               Name:   S M BICKNELL
               Title:  Assistant Secretary


          THE WELLCOME FOUNDATION LIMITED

          By: /s/  S M Bicknell
             -------------------------------
               Name:   S M BICKNELL
               Title:  Assistant Secretary


         GLAXO WELLCOME INC.

         By: /s/  Paul A. Holcombe, Jr.
            --------------------------------
              Name:   Paul A. Holcombe, Jr.
              Title:  Senior Vice President, General Counsel
                        and Secretary


         EMORY UNIVERSITY

         By: /s/  John L. Temple
            --------------------------------
              Name:   John L. Temple
              Title:  Executive Vice President

         TRIANGLE PHARMACEUTICALS, INC.

         By: /s/  David W. Barry
            --------------------------------
              Name:   David W. Barry
              Title:  Chairman and Chief Executive Officer

                                   APPENDIX A

                                LICENSED PATENTS

                                CASE NO. PB1226

------------------------------------------------------------------------------
       COUNTRY                   APPLICATION NO.             STATUS
------------------------------------------------------------------------------
      Australia                      1351292                 Granted
------------------------------------------------------------------------------
       Canada                        2105487                 Pending
------------------------------------------------------------------------------
  Czechoslovakia                    PV1836.93                Granted
------------------------------------------------------------------------------
       Europe                       92905707.3           Pending/Allowed
------------------------------------------------------------------------------
     Hong Kong                      98103372.5               Pending
------------------------------------------------------------------------------
      Hungary                        P9302496                Pending
------------------------------------------------------------------------------
      Ireland                         920702                 Pending
------------------------------------------------------------------------------
       Israel                         101145                 Granted
------------------------------------------------------------------------------
       Japan                         50556492                Pending
------------------------------------------------------------------------------
Republic of Korea                    93702626                Pending
------------------------------------------------------------------------------
     Malaysia                        PI9200357               Granted
------------------------------------------------------------------------------
   New Zealand                        241842                 Granted
------------------------------------------------------------------------------
    Philippines                       44010                  Granted
------------------------------------------------------------------------------
      Portugal                        100199                 Pending
------------------------------------------------------------------------------
       Russia                      93045710.14               Granted
------------------------------------------------------------------------------
  Slovak Republic                    PV0951.93               Granted
------------------------------------------------------------------------------
      Taiwan                         81101695                Granted
------------------------------------------------------------------------------
      Ukraine                        94051479                Pending
------------------------------------------------------------------------------
   United States                      846367                 Granted
------------------------------------------------------------------------------
       [***]                          [***]                  [***]
------------------------------------------------------------------------------
   South Africa                       921660                 Granted
------------------------------------------------------------------------------

***Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the omission.

                                CASE NO. PA1344

------------------------------------------------------------------------------
       COUNTRY                   APPLICATION NO.             STATUS
------------------------------------------------------------------------------
       Europe                      93910190.3           Pending/Allowed
------------------------------------------------------------------------------
       Japan                        S1999693                 Pending
------------------------------------------------------------------------------
       [***]                         [***]                    [***]
------------------------------------------------------------------------------
       [***]                         [***]                    [***]
------------------------------------------------------------------------------


                                CASE NO. PB1614

------------------------------------------------------------------------------
       COUNTRY                   APPLICATION NO.             STATUS
------------------------------------------------------------------------------
       Brazil                      PI9607850.2               Pending
------------------------------------------------------------------------------
       China                        96193016.0               Pending
------------------------------------------------------------------------------
       Europe                       96911954.4               Pending
------------------------------------------------------------------------------
      Hong Kong                     98110455.0               Pending
------------------------------------------------------------------------------
       Hungary                       P9801576                Pending
------------------------------------------------------------------------------
       Japan                         528932.96               Pending
------------------------------------------------------------------------------
       Norway                        97.4512                 Pending
------------------------------------------------------------------------------
      Pakistan                        172.96                 Granted
------------------------------------------------------------------------------
       Poland                        P322503                 Pending
------------------------------------------------------------------------------
       [***]                         [***]                   [***]
------------------------------------------------------------------------------

***Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the omission.

                                   APPENDIX B

                              LICENSED TECHNOLOGY

GW FTC DATA

1. PRECLINICAL DATA

The attached "Index to Item 8" lists the preclinical studies submitted in the US IND (IND #[***]) on 28 January 1994. All studies listed in the "index to
Item 8" and Section 1.1 below were submitted in the Canadian regulatory filing referenced as HPB file number [***] [***] on 16 March 1995 except for the last study listed in Section 1.1 as noted.

1.1 TOXICOLOGY - COMPLETED STUDIES (FINAL REPORTS ISSUED)

In addition to the toxicology studies listed in the "Index to Item 8", the following studies have been submitted to the US IND since the original IND submission. These studies were submitted in the original Canadian IND on 16 March 1995 except for the last study, item d.

                                  [***]

1.2 TOXICOLOGY - COMPLETED STUDIES (DATA TO BE ANALYZED AND/OR REPORTS TO BE WRITTEN)


***Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the omission.

                                       [***]

1.3 VIROLOGY

                                       [***]

2.  CLINICAL DATA

                                       [***]


***Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the omission.

                        INDEX TO ITEMS 8 - US IND

               PHARMACOLOGY AND TOXICOLOGY INFORMATION


PRECLINICAL TECHNICAL SUMMARIES:


Pharmacology
Toxicology
Pharmacokinetics
Microbiology (Virology)
         Mechanism of Action Studies
         Antiviral Preclinical Studies



PHARMACOLOGY STUDY REPORTS



                               [***]







***Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the omission.

                                   [***]


TOXICOLOGY STUDY REPORTS


                                   [***]









***Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the omission.

PHARMACOKINETICS (ADME) STUDY REPORTS



                                      [***]











***Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the omission.

MICROBIOLOGY (VIROLOGY) STUDY REPORTS AND REFERENCES


                                      [***]















***Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the omission.

MICROBIOLOGY (VIROLOGY) STUDY REPORTS AND REFERENCES
(CONTINUED)




                                      [***]













***Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the omission.

-------------------------------------------------------------------------------
                                    APPENDIX C
-------------------------------------------------------------------------------
                         CONSOLIDATED EMORY ROYALTY REPORT

-------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------


[***]

[***]

---------------------------------------------------------------------------------------------------------------------------------

Payment to GGL
---------------------------------------------------------------------------------------------------------------------------------
[COUNTRY]   [DATE]            [LOCAL CURRENCY]
[COUNTRY]   [DATE]            [LOCAL CURRENCY]


Example of Countries which may be applicable:
CHINA (Sub-licensee)          HONG KONG DOLLARS
CHINA                         HONG KONG DOLLARS
CZECH                         CZECH KORUNA
DENMARK                       DANISH KRONA
ECUADOR                       U.S. DOLLARS
ESTONIA                       POUNDS STERLING




---------------------------------------------------------------------------------------------------------------------------------
Total                                                                          0.00           0.00        0.00               0.00
---------------------------------------------------------------------------------------------------------------------------------

                                                                                     Less: Withholding tax (if applicable)
                                                                                                                           ------
                                                                                                                           ------
                                                                                     Net Royalty to GGL                      0.00
                                                                                                                           ------
                                                                                                                           ------



[***]
---------------------------------------------------------------------------------------------------------------------------------
[***]                           US DOLLARS    N/A              N/A

[***]                           US DOLLARS    N/A              N/A
---------------------------------------------------------------------------------------------------------------------------------
[***]                                                                          0.00           0.00        0.00               0.00
---------------------------------------------------------------------------------------------------------------------------------

Payment Date to GGL        [Date]
                                   -----------
Payment Date to GW Inc.    [Date]
                                   -----------






-----------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS STATEMENT IS CONFIDENTIAL AND IS SUBJECT TO THE RELEVANT PROVISIONS OF THE LICENSE AGREEMENT UNDER WHICH THIS ROYALTY PAYMENT IS DUE.
-----------------------------------------------------------------------------
**An explanation of adjustments must be made separately
This report is framed on the assumption that Triangle is the exclusive world wide licensee



***Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the omission.